UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 3, 2020
SeaSpine Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	001- 36905	47-3251758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5770 Armada Drive, Carlsbad, California		92008
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (760) 727-8399
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SPNE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described under Item 5.07, below, on June 3, 2020, the stockholders of SeaSpine Holdings Corporation (the “Company,” “we,” “us,” or “our”) approved an amendment to our Amended and Restated 2015 Incentive Award Plan (the “2015 Plan”). Our board of directors approved the amendment to the 2015 Plan in April 2020, and the amendment became effective upon stockholder approval. The amendment: (a) increases the number of shares that may be issued or transferred pursuant to awards under the 2015 Plan by 3,500,000 shares; (b) removes a limitation on the number of shares that will be added back to the 2015 Plan when shares subject to a full value award are tendered or withheld to satisfy any tax withholding obligation; and (c) increases the maximum term of stock options and stock appreciation rights granted under the 2015 Plan from eight to ten years. A more complete description of the amendment and a summary of the 2015 Plan, as amended by the amendment, is in the definitive proxy statement for our 2020 annual meeting of stockholders, which we filed with the Securities and Exchange Commission on April 20, 2020, and is incorporated herein by reference. The foregoing summary of the amendment to the 2015 Plan is qualified in its entirety by reference to the amendment, a copy of which is filed as an exhibit to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders.
We held our annual meeting of stockholders on June 3, 2020. The final results of the matters submitted to a vote of stockholders at that meeting are as follows:
Proposal 1: Each of the Class II nominees for our board of directors was elected to serve for a three-year term to expire at our 2023 annual meeting of stockholders by the votes set forth below.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kimberly J. Commins-Tzoumakas	17,383,589	--	4,994,506	2,709,540
Renee Gaeta	17,385,610	--	4,992,485	2,709,540
Kirtley (Kirt) C. Stephenson	16,990,520	--	5,387,575	2,709,540
Proposal 2: Our stockholders ratified the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,084,143	3,127	365	--
Proposal 3: Our stockholders approved an amendment to our Amended and Restated 2015 Incentive Award Plan by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,939,197	6,434,926	3,972	2,709,540

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Amendment to the SeaSpine Holdings Corporation Amended and Restated 2015 Incentive Award Plan (effective June 3, 2020)

* Incorporated by reference from Appendix A to the Definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaSpine Holdings Corporation

Date: June 5, 2020	/s/ Patrick Keran
Patrick Keran
Senior Vice President, General Counsel